NASDAQ: MBVX

MabVax therapeutics

# Clinical Stage Immuno-Oncology Company



## Developing Unique Human Monoclonal Antibody-Based Products for Difficult to Treat Cancers

**March 2017 Presentation**

David Hansen, President and CEO

# DISCLAIMER

## Forward Looking Statements

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of the projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the private securities litigation reform act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors, general economic conditions and those described in the "risk factors" section. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

# MabVax Therapeutics Overview

| | |
|---|---|
| Fully-human antibody discovery platform | Products discovered from immune responses of cancer patients vaccinated against their solid tumors. Portfolio of antibodies against multiple targets |
| Focused on rapid translation of discoveries into clinical development | Introduced three products into clinical development in last 18 months. Two therapeutic agents and a companion diagnostic |
| Integrated approach to development | Products in pipeline build cumulative knowledge base enabling faster more efficient development |
| Development pathway to Phase II studies | Therapeutic antibody being developed as maintenance therapy in PDAC. PET imaging agent being developed as critical pre-surgical assessment and staging diagnositic |
| Key collaborations | Significant preclinical and clinical collaborations with Memorial Sloan Kettering, Rockefeller University, Sarah Cannon, and Honor Health and Imaging Endpoints |

# Remarkable Clinical and Scientific Progress on Unique Therapeutic and Diagnostic Products

| | |
|---|---|
| MVT-5873 clinical trial demonstrates early safety and efficacy | 29 patients treated in phase I dose escalation. Maximum toleraged dosage levels cleared support full product platform. Some subjects achieve stable disease for four to six months. |
| MVT-2163 clinical trial demonstrates early safety and specificity | PET imaging agent well tolerated. Variables evaluated and optimized. High correlation with SOC CT scansand high accumulation of antibody on tumor. Minimal off-tumor binding |
| MVT-1075 clinical trial authorized by FDA | Novel radioimmunotherapy product. Phase I trial initiation anticipated 2Q2017. Designed to treat difficult cancers like pancreatic and small cell lung |
| Expansion to additional cancers expressing same target antigen | Current protocols allow inclusion of other CA19-9 expression tumors such as SCLC and colon cancer and other gastric cancers |
| Second generation antibody | Fc optimization investigations in Ravetch lab at Rockefeller to enhance antibody attributes |

# MabVax Has Rich Pipeline Of Product Candidates

| Program | Indication | Collaborators | Discovery | Pre-IND | Phase 1 | Phase 2 | Commercial Rights |
|---|---|---|---|---|---|---|---|
| Antibody Programs | | | | | | | |
| **MVT-5873 Therapeutic Monotherapy** | **Maintenance Therapy** Metastatic Pancreatic & CA19-9 Expressing Tumors | NIH, MSKCC, SCRI, Patheon, Honor Health | | | | | WW |
| **MVT-5873 Therapeutic Combination with SOC** | **1st Line Therapy** Metastatic Pancreatic & CA19-9 Expressing Tumors | NIH, MSKCC, SCRI, Honor Health | | | | | WW |
| **MVT-2163 PET-Imaging** | **Pre-Surgical Assessment** Metastatic Pancreatic Cancer | NIH, MSKCC, Honor Health, Imaging Endpoints | | | | | WW |
| **MVT-1075 Radio-immunotherapy** | Metastatic Pancreatic Cancer | MSKCC, Honor Health, Imaging Endpoints | | | | | WW |
| **HuMab 5B1-ADC** | Metastatic Pancreatic Cancer | | | | | | WW |
| **HuMab 5B1 – Fc Optimization** | Metastatic Pancreatic Cancer & others | Rockefeller University | | | | | WW |
| **Additional HuMab Antibodies in Early Development** | Sarcoma, Melanoma Breast Cancer, Small Cell Lung Cancer | MSKCC | | | | | WW |

MabVax therapeutics

# SUMMARY OF PRECLINICAL DATA

# SIALYL LEWIS[A] – AS A VIABLE TARGET FOR CANCER THERAPEUTICS


Sialyl
Lewisa
Core
protein
Transmembrane region
Cytoplasmic region

- HuMab-5B1 derived from a patient vaccinated with MabVax vaccine licensed from MSKCC
- Sialyl Lewis A antigen (sLEA or CA19-9) is the most frequently utilized and only validated serum marker for assessment of pancreatic cancers
- Sialyl Lewis A antigen facilitates tumor proliferation, invasion, and metastatic spread[1]
- High copy numbers (1.3 x $10^6$) on cancer cells makes it an attractive molecular target[2]
- Up to 92% of pancreatic ductal adenocarcinomas (PDACs) express CA19-9[4]
- Expression is also seen in gastrointestinal and other epithelial cell tumors[4]
- High serum levels correlated to poor prognosis[3]

**CA19-9 detection in patients [4]**

| Tumor type | Positivity (%) |
|---|---|
| Pancreas | 92 |
| Stomach | 37 |
| Endometrium | 36 |
| Uterus | 30 |
| Colon/rectum | 29 |
| Breast | 24 |
| Ovary | 15 |
| Other | 3 |

**References**
1. Kannagi R., et al. Can Sci 2004, voo.95 no.5 377-384
2. Girgis et al. Int J Mol Imaging, Vol 2011, Article ID 834515
3. Ugorski M. et al. *Acta Biochimica Polonica* 2002;49:303-11
4. Passerini R, et al. *Am J Clin Pathol* 2012;138(2):281–7

MabVax therapeutics

# BINDING OF ANTI-SLE$^{A}$ MABS TO MULTIPLE TUMOR CELLS



A. DMS79
r5B1
r9H3
r5H11
r7E3
B. HT29
r5B1
r7E3
C. BxPC3
r5B1
r7E3
D. SW626
r5B1
r7E3
E. SK-MEL28
r5B1
r7E3

A. SCLC
B. Colon
C. Pancreas
D. Ovary
E. Melanoma

# HuMab-5B1 Is Highly Specific To $sLe^a$ Antigen by Glycan Array Analysis

[1]Consortium for Functional Glycomics



MVT-5873 (5B1) at 10ug/mL
Relative Fluorscent Units (RFU)
40000
30000
20000
10000
0
$sLe^a$ (Ac)
$sLe^a$ (Gc)
$sLe^a$-$Le^a$
$sLe^a$-$Le^a$
0
50
100
150
200
250
300
350
400
450
sLe
Le
Le
Le
Glycan microarray library index

1. **Against a glycan array[1] of 465 distinct carbohydrates, HuMab-5B1 binds with specificity to both major $sLe^a$ isoforms**
2. **Importantly, no binding was seen against the structurally similar glycans, $sLe^x$, $Le^a$, $Le^x$, and $Le^y$**

- Neu5Ac-$Le^a$ form, containing sialic acid N-acetylneuraminic acid (Ac)
- Mammalian variant Neu5Gc-$Le^a$, containing sialic acid N-glycolylneuraminic acid (Gc)

## Key Functional Attributes

- Novel fully-human IgG1 antibody
- Exceptional specificity
- Very good affinity (0.14nM)
- No cross-reactivity with related carbohydrate structures
- CDC and ADCC activity

MabVax therapeutics

Report Number MV-0715-PR-006.01

# CA19-9 Positive Malignancies Present Broad Therapeutic Target for HuMab-5B1 Antibody Therapies

- Tissue microarray used to survey therapeutic pathways for HuMab-5B1 program
- Includes human patient tissues and cores from xenograft models
- Positive results include pancreatic, small cell lung, gastric, and breast cancer



Gastric



Lung



Breast



Liver



Pancreas

# HUMAB-5B1 IS INTERNALIZED INTO TARGET CELLS

## Internalization Occurs Rapidly and Varies Between Cell Lines

BxPC3



No mAb
5B1-pHAb
anti-F(ab')2-pHAb
1A11G3 +anti-F(ab')2-pHAb
5B1+anti-F(ab')2-pHAb
7E3G3+anti-F(ab')2-pHAb
% Positive
hr

Capan-2



No mAb
5B1-pHAb
anti-F(ab')2-pHAb
1A11G3 +anti-F(ab')2-pHAb
5B1+anti-F(ab')2-pHAb
7E3G3+anti-F(ab')2-pHAb
% Positive
hr

Houghton et al., J.Nuc.Med. 2016

### Assay Principle

- The pH sensitive dye pHAb that becomes fluorescent at low pH encountered in endosomes is conjugated to MVT-5873 or anti-human $F(ab)_2$.
- The percentage of fluorescent positive cells measured by flow cytometry represents cells that have internalize either direct- or indirect labeled MVT-5873.
- Internalization occurs rapidly and varies between cell lines
- Non-binding control antibodies do not show fluorescence.

# NON-CLINICAL SAFETY STUDIES SUPPORTING MVT-5873

**GLP *in vitro* tissue cross-reactivity studies with human and cynomolgus tissues**

- Staining similar in human and cynomolgus providing toxicology species justification
- Staining  observed in epithelial cell types and related extracellular mucus-like material
- Cytoplasmic compartment is generally considered to be inaccessible to monoclonal antibodies and considered to be of little-to-no toxicologic relevance

**Toxicology Studies (3) in Cynomolgus**

- Single dose and pharmacokinetics, non-GLP (0, 10, 30 and 100 mpk)
- Once weekly (2 dose) and toxicokinetic study, non-GLP (0, 30, 100 mpk)
- Once weekly (4 dose) and toxicokinetic study, GLP (0, 30, 100 mpk)
  - No mortality, changes in food consumption or body weight, or adverse reactions to MVT-5873 were observed up to doses of 100 mg/kg
  - There were also no MVT-5873-related changes in hematology, serum chemistry, urinalysis (measured in 2-week study) or coagulation parameters in any toxicity study.

**GLP In vitro human blood compatibility study**

- Blood donors confirmed express the LewisA phenotype
- Studies evaluated hemolytic potential and eyrthrocyte clumping of MVT-5873
- No hemolysis or eyrthrocyte clumping was observed at any concentration of MVT-5873

# MVT-5873 Demonstrates Synergistic Anti-Tumor Effect with Chemotherapy in Multiple Cancer Models

**Relative Tumor Growth at Day 42**
**Gemcitabine/nab-Paclitaxel as Baseline**
**BxPC3 Pancreatic Xenograft Model**



Growth Relative to Control (%)
100
50
0
P = 0.05
P < 0.05
100%
77%
61%
49%
SOC Control
SOC Plus MVT-5873 [5 mg/kg]
SOC Plus MVT-5873 [30 mg/kg]
SOC Plus MVT-5873 [50 mg/kg]

**Relative Tumor Volume at Day 52**
**Paclitaxel as Baseline**
**DMS 79 SCLC Xenograft Model**



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
Hu IgG 50mg/kg (control)
MVT-5873 25 mg/kg
MVT-5873 50 mg/kg
Paclitaxel 10 mg/kg
MVT-5873 50 mg/kg + Paclitaxel 10 mg/kg
Treatment
MVT-5873
MVT-5873 + paclitaxel
10
15
20
25
30
35
40
45
50
55
Days after DMS 79 Cell Challenge

- Efficacy evaluated as a single agent and in combination with standard of care chemotherapy
- Dose-dependent inhibition of tumor growth observed with single-agent MVT-5873
- Potentiation of tumor growth inhibition and growth delay seen when MVT-5873 added to chemotherapy

# MVT-5873 CLINICAL PROGRAM SUMMARY AND INTERIM DATA

# MVT-5873 Phase I Trial For PDAC & CA19-9 Positive Cancer

## Open label, non-Randomized, Dose Escalation/Expansion Study

### Part 1: Single Agent Dose Escalation

**Stage 3 and 4 Patients With Progressive Disease Who Have Failed Other Treatment Options**

**GROUP A**
Histologically confirmed, progressive, locally-advanced or metastatic disease

**Dose Escalation to MTD**

**Group A Safety Data Review Dose Determination**

**Group A Expansion**
PII Dose
Additional safety, PK

### Part 2: Combination with Chemotherapy (gemcitabine/nab-paclitaxel)

**Newly Diagnosed Treatment Naïve Patients**

**GROUP B**
Histologically confirmed, unresectable or metastatic PDAC.
No prior treatment.

**Dose Escalation to MTD**

**Group B Safety Data Review Dose Determination**

**Group B Expansion**
PII Dose
Additional safety, PK

ClinicalTrials.gov Identifier NCT02672917

# Interim MVT-5873 Pharmacokinetics Analysis

## Parameters Similar to Other Therapeutic Antibodies

- The study is evaluating the pharmacokinetics of MVT-5873 in all cohorts
- Initial pharmacokinetic analysis includes evaluating different schedules of administration using a two-compartment model
- MVT-5873 displayed a half-life of ~190 h and the overall PK data are in the typical range for monoclonal antibodies (Leveque et al, 2005)

| Terminal half-life (h) | $V_{ss}$ (L) | Cl (ml/h) |
|---|---|---|
| 193.0 | 18.6 | 242.4 |

MabVax therapeutics

# Interim Analysis Shows MVT-5873 Normalizes CA19-9 Levels in Pancreatic Cancer Patients

## Circulating Levels of Antigen Normalized at Modest Doses of Antibody



MVT-5873 Dose and Administration
% CA19-9 Reduction (>95%, Normal)
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
1 mpk Q2W
1 mpk W
2 mpk W
2.5 mpk W
3 mpk Q2W
3 mpk QW

- CA19-9 normalization post MVT-5873 administration appears to be dose dependent
- 1 mg/kg MVT-5873 appears to normalize elevated CA19-9 levels in ~ 50% of patients.
- 2 mg/kg or higher MVT-5873 appears to fully normalize CA19-9 levels
- CA19-9 Normalization: <37 IU/mL and/or >95% reduction

# CLINICAL RESULTS TO DATE (03/07/17) BY PATIENT


RECIST 1.1
RECIST 1.1
RECIST 1.1
Patients
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
9 of 25 Stable at 2 cycles/1 RECIST Assessment
5 of 25 Stable at 4 cycles/2 RECIST Assessments
3 of 25 Stable at 3 cycles/3 RECIST Assessments
1
2
3
4
5
6
7
8
Time since start of treatment (months)
2 mg/kg/cycle
4 mg/kg/cycle
6 mg/kg/cycle
8 mg/kg/cycle
10 mg/kg/cycle
12 mg/kg/cycle
Subject Off Study
Confirmed Stable Disease
Patient On Study

MabVax therapeutics

# Unmet Clinical Need for Maintenance Therapy

- **Unmet need to extend and reinforce favorable results with induction therapies**
  - Emerging strategies for long term control include pauses in therapy, re-challenges, and maintenance therapy
  - Commonly employed strategies are:
    - Switch to non-cross-resistant cytotoxic agent
    - Continuous dosing with least toxic part of induction treatment
    - Targeted therapy not part of induction treatment.
  - Goal is both disease control and good quality of life
  - Induction therapies usually given for 4 to 6 months and discontinued due to disease control or toxicities
  - Maintenance therapy can play a role in patients with objective responses (OR)
- **MVT-5873 opportunity based on phase I early efficacy and tolerability results**
  - Encouraging efficacy signals from phase I trial in stage 3 and 4 pancreatic patients
  - Dosage levels required to achieve stable disease are modest (1 to 3 mg/kg)
  - Most dosage levels tolerated reasonably well with most AEs transient elevations in LFTs.
- **Proof of concept requires limited clinical trial size**
  - Clinical plan to conduct pilot maintenance therapy in 10 patients with objective responses
  - Phase II trial would study MVT-5873 with and without selected chemo agent and compare to historical control
  - Readout rapid since recurrences occur in less than 6 months and overall survival in roughly a 1 year

# Value of New Maintenance Therapy for Pancreatic Cancer

- **Only one comparison product approved for second line therapy: Merrimack's ONIVYDE**
  - Liposomal irinotecan and used only in combination with fluorouracil and leucovorin
  - OS improvement to 6.1 mos vs 4.2 mos and PFS improvement to 3.1 mos vs. 1.5 mos
  - Approved in late 2015
  - 2016 full year sales in US were $53M

- **License agreement with Baxalta for ROW (not including US and Taiwan)**
  - $100M in upfront fees and $100m in R&D expenses
  - $520M in regulatory milestones and $250M in sales milestones
  - Double digit tiered royalties

- **Asset Purchase and Sale Agreement with Ipsen**
  - Ipsen acquires all rights to ONIVYDE (including Baxalta license rights) and a clinical stage liposomal doxorubicin
  - Sale price is $575M cash
  - Regulatory milestones of $450M

- **Significant commercial value for modest clinical benefit**

# MVT-2163 CLINICAL PROGRAM SUMMARY AND INTERIM DATA

# MVT-2163 Preclinical Development Efforts Have Translated into Positive Clinical Results

- Based on in-depth review of clinical literature and input from thought leaders MabVax developed a rationale for a translational preclinical development plan to define:
  - Time required to obtain optimal scan image
  - Blocking dose required to maximize accumulation on tumor and optimal scan image
  - Time delay between administration of blocking dose and administration of "hot antibody"
- Analyze impact on scan image effectiveness of administration schema on tumor models of shed and non-shed antigen
- Develop mouse dosimetry models and biodistribution data for radioimmunotherapy development

# MVT-2163 Imaging Compared To Standard PET Agent

**Mice orthotopically transplanted with BxPC3-luc pancreatic tumor xenografts**


H
B
T
0
15
%ID/g

The co-registration of FDG-PET and computed tomography (CT) (left) and planar sections of FDG-PET only (right) displayed minimal tumor detection of the tracer with a high uptake in highly metabolic tissues


T
0
45
%ID/g

Acquired $^{89}$Zr radiolabed-5B1 antibody ($^{89}$Zr-5B1) PET image of the same mouse co-registered with CT exhibited exceptional tumor detection of the BxPC3-luc tumor xenografts.


JNM
The Journal of
NUCLEAR MEDICINE

Journal of Nuclear Medicine (Nov. 2013)

**Received $1.75 Million NIH Contract for Development of HuMab-5B1 Imaging Agent**

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

# $^{89}$Zr-HuMab-5B1 Tumor Targeting Occurs in Both Shedding and Non-Shedding CA19-9 Models

DMS79 (SCLC)
Does not shed detectable CA 19-9


A
24 h
48 h
120 h
max
min

Colo205 (Colon Cancer)
High levels of shed antigen
~2300 U/ml for a 250mm$^3$ tumor


B
2 h
24 h
48 h
96 h
120 h
H
L
T
max
min

Viola-Villegas, JNucMed 2013

# MVT-5873 Pre-Administration Improves MVT-2163 PET Image Quality



Tumor Cells
Inject radiolabeled antibody
⁸⁹Zr-5B1
Lower tumor uptake and poor contrast
Max
Tumor
Min
Inject unlabeled antibody
Block circulating antigen
Inject radiolabeled antibody
⁸⁹Zr-5B1
Improved tumor uptake and contrast
Max
Tumor
Min

4 hr pre-loading

Capan-2 Xenografted Mice



A
Interval between injections
5m
1h
4h
24h
No "cold"
%ID/g
60
40
20
0
p < 0.01
p < 0.05
Blood
Tumor
Liver
Spleen
Kidneys
Bone

Houghton et al., Mol. Pharmaceutics 2017

# Phase I Trial Design of MVT-2163 ImmunoPET Imaging Agent Pancreatic Cancer and other CA19-9 Malignancies

## Open label, non-randomized, dose escalation/expansion study
## Patients can roll to MVT-5873 Monotherapy Trial

**Dose Escalation and Image Optimization**
Histologically confirmed, locally-advanced or metastatic disease

→

**Part 1: Dose Escalation**
MVT-2163 dosed alone,
Then combination with MVT-5873.
Evaluate Safety, PK.
Establish Dose for Expansion

→

**Part 2: Expansion**
MVT-2163 + MVT-5873
Additional Safety, PK
Confirm Image Parameters for PII

ClinicalTrials.gov Identifier NCT02687230

# Background: Comparable Antibody Therapies For Cancer Diagnosis and Treatment

**$^{89}$Zr-Trastuzumab for metastatic breast cancer**



a
b
c
1 day
2 days
5 days

Accumulation occurs over time, highest levels in liver and spleen

50mg pre-administration of Trastuzumab in treatment naïve patients

**$^{111}$I-J591 for hormone refractory prostate cancer**



10 mg
25 mg
50 mg
100 mg

Pre-administration of J591 antibody decreases liver accumulation and improves tumor imaging quality

**Minibody $^{89}$-Zr-DF IAB2M, 50mg pre-administration**



Liver is the primary organ of accumulation (after tumor), hepatic clearance of antibodies and minibodies

# $^{89}$Zr-DFO-HuMab5B1 (MVT-2163) Liver PET Images

Dose Level: 50mg/4.43 mCi +Patient: Female 158cm/64.2kg
Pre-Dose CA19-9 = 2119 IU/mL, Post Dose CA19-9 = 51 IU/mL



1h 20h 44h 141h

# Patient Example: MVT-2163 PET Images
# Liver Metastasis at high SUV as Early As Day 1 Post Dose

**MVT-2163 PET & Diagnostic CT Image Correlation Demonstrating Target Specificity**
**Liver metastases SUVmax 75.2, Multiple nodes SUVmax 10.2**

**MVT-5873 47mg then 2h delay time**



**20h** **141h**

Patient 10

**MVT-2163 PET**



**PET / CT**





**Diagnostic CT**

# MVT-2163 Biodistribution Comparable with J591 and IAb2M Minibody tracers



3.0
2.0
1.0
0.0
Absorbed Dose (mGy/MBq)
IAb2M
J591
5B1
Adrenals
Brain
Gallbladder Wall
LLI Wall
Small Intestine
Stomach Wall
ULI Wall
Heart Wall
Kidneys
Liver
Lungs
Muscle
Pancreas
Red Marrow
Osteogenic Cells
Skin
Spleen
Total Body

Patient #9

## MVT-2163 Accumulates on Target without interference by CA19-9 Levels

**Patient administered 3 mg MVT-2163 (no MVT-5873 loading dose)**


Lesion SUVlbm max
35
30
25
20
15
10
5
0
0 20 40 60 80 100 120 140 160
Time (hr)
PA Node


Lesion SUVlbm mean
16
14
12
10
8
6
4
2
0
0 20 40 60 80 100 120 140 160
Time (hr)
PA Node

**Patient administered 3 mg MVT-2163 (47 mg MVT-5873 loading dose)**


Lesion SUVlbm max
40
35
30
25
20
15
10
5
0
0 20 40 60 80 100 120 140
Time (hr)
Vert Lesion
Midline Sup Les
Midline Inf Les
Acetabulum Les


Lesion SUVlbm mean
30
25
20
15
10
5
0
0 20 40 60 80 100 120 140
Time (hr)
Vert Lesion
Midline Sup Les
Midline Inf Les
Acetabulum Les

# MVT-2163 Product Opportunity

**MVT-2163 images tumor lesions not identified by diagnostic CT**

- Staging newly diagnosed PDAC patients for surgery is limited by CT resolution
  - Only 20% deemed eligible for surgery and majority found inoperable during surgery
  - Problem: Incomplete disease dissemination identification
  - CT resolution limited to approximately 1 cm in a metastatic diesease setting
  - MVT-2163 routinely identified small metastatic sites not identified by diagnostic CT
- Assessment of treatment effectiveness for metastatic disease
  - 75% of newly diagnosed patients have locally advanced or metastatic disease
- Companion diagnostic applicable to other CA19-9 expressing cancers
  - Small cell lung cancer, stomach & colon cancer
- Unique opportunity in Asian markets where prevalence of GI cancers is significantly higher than US
- Planning underway to initiate expansion cohort in newly diagnosed PDAC patients for surgery mid-2017

# MVT-1075 PROGRAM SUMMARY AND PRODUCT OPPORTUNITY

# MVT-1075 is Designed to Attack Primary Tumor and Metastatic Sites

| Attribute | Advantage | Differentiation |
|---|---|---|
| HuMab-5B1 Antibody | High degree of target specificity and tumor target internalization | Cell killing potentially enhanced by extended killing time on target |
| CA19-9 is validated target for PDAC | Significantly over expressed and readily internalized | Potentiates tumor accumulation and cell killing |
| Effective Payload Lutetium radionuclide ( $^{177}Lu$ ) | Beta-emitting radionuclide with 6.7 day half-life | Well suited to match antibody circulation time and target accumulation |
| Multi-cell effective range for tumor cell killing | Localized tumor cell killing | Well suited to dense tumor mass by penetrating tumor stroma and metastasis |
| Loading dose pharmacokinetics well established by MVT-2163 | Normalizes circulating antigen and focuses RIT on tumor | Reduces radiation exposure to liver and spleen which are normal metabolic pathways |

# MVT-1075 IS DESIGNED TO ATTACK PRIMARY TUMOR AND METASTATIC SITES AND ENHANCE CELL DEATH

- Highly specific HuMab-5B1 antibody conjugated to radionuclide ( $^{177}$Lu )
- MVT-2163 Phase I results demonstrate significant accumulation on tumor
- Rapid and significant internalization of antibody-radionuclide
- Effective therapeutic payload and multi-cell killing



MVT-5873-Linker-Toxin (RIT)
Beta Radiation
Antigen binding
Endocytosis
Endosome formation
Cell Death
Lysosome trafficking
Drug binding to intracellular target
Lysosomal degradation (drug release)
Lysosome
DTPA Conjugation
177 Lutetium

# MVT-1075 Radioimmunotherapy – Preclinical Studies Demonstrate Substantial Tumor Growth Suppression and Tumor Regression



177Lu-CHX-A"-DTPA-5B1
Control (PBS)
5B1
75µCi
150µC
300µCi
450µCi
N=8 for all groups
Normalized Tumor Volume
Time (days)
★ - significantly different from Control (PBS) group



Biodistribution of 177 Lu-CHX-A"-DTPA-5B1
%ID/g
1h
24h
48h
72h
120h
Blood
Tumor
Liver
Spleen
Pancreas
Kidneys
Muscle
Bone

**Preferential tumor targeting with minimal distribution to non-tumor tissues**

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

# MVT-1075 HuMab-5B1 Radioimmunotherapy
## Orthotopic PDAC Model Demonstrates Tumor regression


Pre-treatment
RIT
Post-treatment

Collaboration with Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

# Manufacturing, Quality, Distribution Established for Clinical Program and Pathway for Commercialization

- MVT-1075 manufactured on a per patient basis
- Manufacturing established at experienced cGMP third party site
- Produced from a bulk conjugate intermediate as unit-of-use vials
- Process similar to MVT-2163 process and other antibody based radiotherapy and immunoPET imaging agents
- Bulk intermediate stability supporting clinical use on-going
- Manufacturing specifications support shipping of drug product to multiple US sites
- IND filed December 2016 and FDA authorization to proceed January 2017

# Phase I Trial of MVT-1075 Radioimmunotherapy For Pancreatic And Other CA19-9 Malignancies

## Open label, Non-randomized, Dose Escalation Safety Study

**Phase I Dose Escalation and Expansion**
Histologically confirmed, previously treated, locally-advanced or metastatic disease

→

**Establish Safety, Tolerability, Dosimetry & RP2D**
MVT-5873 co-administration
MVT-1075 fractional dose
3+3 study design to determine MTD
Escalation based on dosimetry and exposure to most sensitive organ
Establish safety, PK.
Expansion cohort to evaluate RP2D

- **Next Steps**
  - IND authorized to proceed by FDA January 2017
  - No requirement for additional toxicology studies on components
  - Clinical site readiness
  - Projected clinical site initiation 1H2017
  - Clinical Trial Sites : MSKCC, New York, Eileen O'Reilly MD

# MVT-1075 Unique Product with Significant Value Proposition

| | |
|---|---|
| Compelling preclinical data | Single doses of MVT-1075 demonstrate tumor regression in animal models of PDAC |
| POC established with MVT-2163 | MVT-2163 clinical data have establish dosimetry, target specificity and high SUV values |
| High unmet medical | Prognosis for PDAC still poor. Must target primary tumor and metastatic sites. Treatment of difficult cancers like pancreatic and small cell lung with high recurrence rates |
| Few doses to deliver full therapeutic impact | Course of treatment concentrated on relatively few doses spaced 4 to 8 weeks apart |
| Opportunity to expand to other cancer types | Multiple gastric cancers as well as lung cancer express target antigen. Potentially treat other types of cancer expanding market opportunity |

# MVT-1075 Product Opportunity

- Reduce disease burden by making more patients eligible for surgery
  - Given to newly diagnosed patients either before or after chemotherapy to reduce primary tumor size/spread and eliminate metastatic sites
- Applicable for multiple cancer types that are positive for CA19-9 such as small cell lung cancer and colon, stomach, bile duct cancers
- Second line therapy for patients uncontrolled by chemotherapy regimens or who can't tolerate chemotherapy
  - Virtually all PDAC and SCLC cases
- Extremely poor prognosis drives physicians and patients to seek newly available treatments

# Value Proposition for a New Radioimmunotherapy for Pancreatic Cancer

- Algeta's Xofigo for castration-resistant prostate cancer
  - Xofigo (radium Ra 223) is radiotherapeutic alpha particle emitting product
  - Approved in US in May 2013 and EU in November 2013
  - Development and commercialization deal with Bayer AG in September 2009. Total deal size was $800M
  - Algeta acquired by Bayer in December of 2013 for $2.9B
- Nordic NanoVector Betalutin for hematologic cancers
  - Anti-CD 37 murine antibody conjugated to lutetium 177 a beta emitting isotope
  - Currently in phase I/II for non-Hodgkin lymphoma
  - Dosed 35 patients to date with encouraging results
  - Two additional products in discovery phase
  - Market cap of $548M
- Renewed interest in radioimmunotherapy products for difficult to treat cancers

# HUMAB-5B1-BASED ANTIBODY DRUG CONJUGATE (ADC)



Linker
-L-
Toxin
-L-Toxin
MVT-5873
HuMab-5B1 ADC



mAb-Linker-Drug
(ADC)
Antigen binding
Endocytosis
Endosome
formation
Lysosome trafficking
Cell Death
Drug binding
to intracellular target
Lysosomal
degradation
(drug release)
Lysosome

Schematic representation of the processes associate with the mechanism of action and biological activity of Antibody drug conjugates

- HuMab-5B1 has ideal characteristics for ADC
- Antibody is readily internalized
- Large number of targets on each cell
- Proof of concept already demonstrated
- Multiple linker/toxin combinations are being evaluated to identify the best ADC candidate to move forward into IND enabling studies

MabVax therapeutics

Adapted from Bouchard, H. et al. Bioorg Med Chem Lett. 24 (2014) 5357-5363

# HuMab-5B1-ADC Demonstrates Efficacy In Multiple Tumor Cell Lines and Animal Cancer Models

**HuMab-5B1 Antibody Drug Conjugate In Vivo Linker Optimization Study Demonstrates Efficacy**


Mean Tumor Volume
600.00
500.00
400.00
300.00
200.00
100.00
0.00
0
5
10
15
20
PBS
ADC1
ADC2
ADC3
ADC4
ADC5

**Internalization of HuMab-5B1 And Binding Reflected by Increased Potency and Cell Killing**


Percent Control
r5B1
r1B7
0.001
0.01
0.1
1
10
100


Viability [%]

Colo205


Viability [%]
Concentration [M]

BxPC3

MabVax therapeutics

# Market Opportunity For HuMab 5B1 – Represents Potential New Treatments for Multiple Cancers

| Cancer Type | New Cases/Yr[2] | Deaths /Yr[2] | 5 Yr Survival[2] | Market Opportunity |
|---|---|---|---|---|
| Pancreatic | 53,070 | 41,780 | 7.7% | World wide market has grown by $1 Billion in last 5 years from $529m to $1.63bn. Projected to continue to grow based on high unmeet need and new product entries.[1] |
| Colon & Rectum | 134,490 | 49,119 | 65% | World wide market expected to grow by $3 Billion in current 10 year period from $5.02 bn in 2013 to $8.1 bn in 2023. Projected to continue to grow based on high unmeet need and new product entries.[1] |
| Small Cell Lung Cancer | 30,143 | 20,100 | 14% | World wide market has grown by $2 Billion in current 10 year period from $198m in 2014 to $2.3 bn in 2024. Projected to continue to grow based on high unmeet need and new product entries.[1] |
| Stomach | 26,370 | 10,730 | 31% | Reliable third-party projections not available. Expected to grow based on high unmeet need and new product entries. |

[1] Global Data Disease Reports
[2] National Cancer Institute SEER database

# Partnering Discussions

- Active discussions with potential partners under CDA in progress. Multiple opportunities
- Antibody as targeting vehicle for development of a bi-specific, ADC or CAR-T product
  - Multiple domestic and Asian companies
  - Multiple indications
- Radioimmunotherapy product
  - Multinational top tier pharma interested in lung cancer
- Asian rights and/or Asian focused indications (bile duct/stomach cancer)
  - Multiple parties form JV for development in Asia
  - Multiple companies with significant Asian development and commercialization capabilities

# KEY MILESTONES FOR HUMAB5B1 DEVELOPMENT PROGRAMS FOR 2016 AND 2017

| Key Development Program | 1H2016 | 2H2016 | 1H2017 | 2H2017 |
|---|---|---|---|---|
| MVT-5873 Therapeutic Monotherapy | ✓ Initiate dose escalation safety Phase I Trial | ✓ Early readout on safety, PK, dose | • Complete enrollment and report at scientific meeting | • Full Phase I trial result available<br>• Launch Ph Ib for pilot maintenance |
| MVT-5873 Therapeutic Combination with Chemo | ✓ Initiate dose escalation safety Phase I Trial | ✓ Initiate combo with chemo portion of Phase I study | • Early read out on combo with chemo trial | • Complete enrollment<br>• Full Phase I trial result available |
| MVT-2163 PET Imaging | ✓ Initiate dose escalation safety Phase I Trial | ✓ Early readout on safety and image optimization | • Complete enrollment and report at scientific meeting<br>• Full Phase I trial result available | • Launch Ph Ib for pre-surgical assessment |
| MVT-1075 Radio-Immunotherapy | ✓ Preclinical testing and pharmacology complete | ✓ File IND | • Initiate dose escalation safety Phase I Trial | • Early readout on safety, PK, dose |
| HuMab-5B1 ADC | | | • Preclinical development of ADC candidates | • Select lead candi-date; complete pilot toxicology, safety, pharmacology |

# Focused on Building Shareholder Value Near Term

1. Encouraging data emerging from two clinical trials
2. Complete MVT-5873 phase Ia therapeutic clinical study and present data early in 2017. Define recommended phase II dose (RP2D)
3. Launch Phase 5873 phase Ib POC for maintenance treatment in PDAC
4. Finalize phase Ia MVT-2163 PET imaging trial and present data early in 2017
5. Initiate MVT-2163 phase 1b trial expansion to evaluate utility for pre-surgical assessment
6. First patient enrolled in MVT-1075 radioimmunotherapy phase I trial

# Robust Intellectual Property

## 14 issued patents and 3 pending applications in the U.S.

- 13 issued US patents and 1 pending US application covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
- 1 issued US patent and 2 pending US applications covering monoclonal antibodies

## 8 international patents and 19 pending international applications

- 8 granted foreign patents covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
- 19 pending foreign applications covering monoclonal antibodies

# STRONG MANAGEMENT TEAM AND BOARD OF DIRECTORS

## Management

| | |
|---|---|
| **J. David Hansen**<br>Founder, President & CEO<br>Board Member | Avanir, Xenerex Biosciences, Dura, Schering-Plough, Key, BMS |
| **Philip Livingston, M.D.**<br>Founder & Chief Science Officer | Memorial Sloan Kettering Cancer Center |
| **Gregory Hanson**<br>Chief Financial Officer | Avanir, First Cornerstone, Brinson Patrick Securities, Mast Therapeutics, Xxsys Technologies, L-3 Communications |
| **Wolfgang Scholz, Ph.D.**<br>Founder & Vice President Antibody Discovery | Avanir, Xenerex Biosciences, Tanabe Research Laboratories USA, Desmos, Scripps Research Institute |
| **Paul Maffuid, Ph.D.**<br>Executive Vice President Research and Development | AAIPharma Services, Biopharmalogics, Arena Pharmaceuticals, Amylin Pharmaceuticals, Glaxo Research Institute |
| **Paul Resnick, M.D.**<br>Vice President and Chief Business Officer | Juventas Therapeutics, Intellikine, Pfizer, Rinat Neurosciene, Intermune, Roche |

## Board of Directors

| | |
|---|---|
| **J. David Hansen** | Corporate Officer |
| **Jeffery Ravetch, M.D., Ph.D** | Rockefeller University, National Academy of Sciences and Institute of Medicine, Academy of Arts and Sciences and the American Association for Advancement of Science |
| **Philip Livingston, M.D.** | Corporate Officer |
| **Ken Cohen** | Founder, Former President and CEO of Somaxon Pharmaceuticals, Synbiotics, Canji |
| **Robert Hoffman** | Senior VP Finance & CFO of Arena Pharmaceuticals, CFO Polaris Group, Member FASB Advisory Committee |
| **Paul Maier** | Former CFO Sequenom Inc., Former Sr. VP & CFO Ligand Pharmaceuticals |
| **Thomas C. Varvaro** | CFO of ChromaDex, Fast Heat, Leaf Bakery |
| **Jeffery Eisenberg** | Former CEO Noven Pharmaceuticals, Former Acting Gen Counsel IVAX |

# Capitalization Table/Financial Statistics

| Security | Average Exercise Price | As of Dec. 31, 2016 |
|---|---|---|
| Common Shares - Outstanding | – | 6.3M |
| Preferred Stock – Common Equivalents ($0.01 Liquidation Preference) | – | 3.0M |
| Subtotal | – | 9.3M |
| Restricted Stock Units – Outstanding and Unvested | – | 0.2M |
| Warrants - Outstanding | $6.84 | 5.1M |
| Stock Options – Outstanding and Unvested | $10.82 | 1.0M |
| Fully Diluted | | 15.6M |
| Short and Long Term Debt | | $5.0M |

# MARKET STATISTICS*

| Stock Symbol: MBVX (Nasdaq Capital Market) |
| --- |
| Closing Price: $2.27 on March 24, 2017 |
| 52 Week High/Low: $6.05/$2.25 |
| 3-Month Average Daily Volume/Liquidity 63,000/$142,000** |
| Shares Outstanding: 6.3 Million** |
| Market Cap: $14.3 Million** |
| Float: 6.0 Million Free Trading Shares |

*Price & Volume quotes from the Nasdaq, Yahoo! Finance and other reliable sources

**Based on 3/24/17 closing price, and shares outstanding on March 24, 2017

# Immuno-Oncology Products Discovered From The Human Immune Response to Cancer

Company Contacts

J. David Hansen
President and CEO
dhansen@mabvax.com
858-500-8455

Gregory P. Hanson CMA MBA
Chief Financial Officer
gregoryhanson@mabvax.com
858-500-8457

# INTERIM ANALYSIS SHOWS MVT-5873 NORMALIZES CA19-9 LEVELS IN PANCREATIC CANCER PATIENTS

## Circulating Levels of Antigen Normalized at Modest Doses of Antibody

- CA19-9 normalization post MVT-5873 administration appears to be dose dependent
- 1 mg/kg MVT-5873 appears to normalize elevated CA19-9 levels in ~ 50% of patients.
- 2 mg/kg or higher MVT-5873 appears to normalize CA19-9 levels
- CA19-9 Normalization: <37 IU/mL and/or >95% reduction


1 mg/kg
Per Dose
2 mg/kg
Per Dose
Pre-Dose Levels
Circulating CA19-9 % Reduction
50% of Patients
100% of Patients
Normalization
Threshold

# Interim Analysis Shows MVT-5873 Normalizes CA19-9 Levels in Pancreatic Cancer Patients

**Circulating Levels of Antigen Normalized at Modest Doses of Antibody**

- CA19-9 normalization post MVT-5873 administration appears to be dose dependent
- 1 mg/kg MVT-5873 appears to normalize elevated CA19-9 levels in ~ 50% of patients.
- 2 mg/kg or higher MVT-5873 appears to normalize CA19-9 levels
- CA19-9 Normalization: <37 IU/mL and/or >95% reduction



CA19-9 Reduced by MVT-5873 Administration
MVT-5873 Dose and Administration
% CA19-9 Reduction (>95%, Normal)
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
1 mpk Q2W
1 mpk W
2 mpk W
2.5 mpk W
3 mpk Q2W
3 mpk QW

# HuMab-5B1 Antibody Target Significantly Overexpressed On Multiple Cancers

**Potential therapeutic utility extends beyond pancreatic cancer**


A
B
C
D
E
F

A. Pancreatic ductal adenocarcinoma
B. Colon carcinoma
C. Lung adenocarcinoma
D. Urinary bladder, mucinous adenocarcinoma
E. Colon metastatic to ovary
F. Breast carcinoma, lymph node

- Typical tumor tissue reactivity by IHC shows intense staining
- Most normal tissues lack reactivity
- Staining of non-tumor tissues were considered unlikely to be relevant as they are generally considered inaccessible to circulating antibodies

Abstract CT026, Maffuid, AACR 2016 National Meeting

# Sialyl Lewis$^{A}$ – as a Viable Target for Cancer Therapeutics

| | |
|---|---|
| Validated tumor marker for PDAC and other CA19-9 expressing tumors | Three increasing dosing cohorts cleared. 30% of late stage subjects treated achieve stable disease. Dosage levels cleared support full platform |
| Significant number of antigens on each cancer cell | Three increasing dosing cohorts cleared. High correlation with SOC CT scans. Significant accumulation on tumor. No off tumor binding |
| Remarkable specificity and affinity of antibody | Phase I trial initiation anticipated 2Q2017. Designed to treat difficult cancers like pancreatic and small cell lung |
| Readily internalized by PDAC cells | Current protocols allow inclusion of other CA19-9 expression tumors such as SCLC and colon cancer |
| Readily amenable to conjugation chemistries | Enables efficient conjugation for RIT and ADC without modification of antibody structure |